SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 6, 2001
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                       (Date of earliest event reported)



                        Marsh & McLennan Companies, Inc.
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             (Exact name of registrant as specified in its charter)




        Delaware                   1-5998                36-2668272
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     (State or other      (Commission File Number)      (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)




1166 Avenue of the Americas, New York, NY                         10036
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(Address of principal executive offices)                        (Zip Code)



                                 (212) 345-5000
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              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

Putnam Investments' assets under management at the end of March were inadvertently posted on the Putnam website. As of March 31, 2001 Putnam had $321 billion in assets under management . In the normal course, monthly updates of assets under management at Putnam will be posted to MMC's website (www.mmc.com) on the first business day following the end of each month, except at the end of March, June, September and December, when such information will be released with MMC's quarterly earnings announcement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARSH & McLENNAN COMPANIES, INC.



                                                       By: /s/ William L. Rosoff
                                                --------------------------------
                                                       Name:   William L. Rosoff
                                                   Title:  Senior Vice President
                                                             and General Counsel



Date: April 6, 2001